UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2025

TRIPADVISOR, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-35362	80-0743202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 1st Avenue Needham, MA 02494
(Address of Principal Executive Offices) (Zip Code)

(781) 800-5000

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRIP	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Tripadvisor, Inc., a Nevada corporation (the “Company”), was held on June 18, 2025 (the “Annual Meeting”). According to the inspector of elections, there were 96,621,776 shares of common stock, each entitled to one vote per share, present in person or represented by proxy at the Annual Meeting, which constituted a quorum for the transaction of business. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes with respect to each proposal voted upon at the Annual Meeting are set forth below.

Proposal 1—Election of Directors. The stockholders voted on the election of eight directors of the Company, each to serve for a one-year term from the date of his or her election and until such director’s successor is elected or until such director’s earlier resignation or removal. Stockholders voted as follows:

Nominee	FOR	WITHHELD	BROKER NON-VOTES
Gregory B. Maffei	25,817,011	58,266,676	12,538,089
Matt Goldberg	81,982,427	2,101,260	12,538,089
Betsy L. Morgan	45,928,375	38,155,312	12,538,089
M. Greg O’Hara	82,546,371	1,537,316	12,538,089
Albert E. Rosenthaler	79,944,442	4,139,245	12,538,089
Trynka Shineman Blake	81,996,751	2,086,936	12,538,089
Jeremy Philips	36,296,736	47,786,951	12,538,089
Robert S. Wiesenthal	78,936,999	5,146,688	12,538,089

Accordingly, the foregoing nominees were each elected to the Company’s board of directors.

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders voted on the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The stockholders voted as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
93,886,423	2,527,112	208,241	0

Accordingly, the appointment of the independent registered public accounting firm was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRIPADVISOR, INC.

Date: June 20, 2025	By:	/s/ Linda C. Frazier
Linda C. Frazier
Chief Compliance Officer